GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Supplement dated February 6, 2013
to the Prospectus Supplement dated October 11, 2012
to the Prospectus dated September 28, 2012

This is a supplement (the “Supplement”), to the Prospectus Supplement dated October 11, 2012 (the “Prospectus Supplement”), to the Prospectus and Statement of Additional Information, each dated September 28, 2012 (collectively, the “Prospectus”), of Guggenheim Strategic Opportunities Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald & This Supplement updates certain information in the Prospectus Supplement, and the related Prospectus, as follows.  Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement or the Prospectus.

The following paragraph is hereby inserted as the fourth paragraph of the “Portfolio Management” section in the Prospectus:

James Michal, Director. Mr. Michal joined Guggenheim in 2008. He is dedicated to portfolio management for Guggenheim’s Total Return mandates. Mr. Michal is responsible for implementing macro and micro investment themes of the Chief Investment Officers, coordinating with sector heads and traders to determine credit trends and relative value, and for the day-to-day risk monitoring of the assets. Prior to joining Guggenheim, he was an Associate in Wachovia’s structured finance division. He focused on origination, marketing, structuring and execution of collateralized loan obligations for two years. Mr. Michal successfully contributed to a total of 11 completed transactions raising approximately $4.3 billion of capital. Prior to his time in structured credit products, he was an analyst in Wachovia's corporate credit division focusing on portfolio management and loan syndications. Over two years, Mr. Michal underwrote a total of 12 syndicated transactions and managed the loan portfolio risk in the Integrated Electric Utility, Midstream Pipeline and Propane sectors. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University.

The first paragraph of the “Portfolio Management” section of the Statement of Additional Information is hereby deleted and replaced with the following:

The Sub-Adviser’s personnel with the responsibility for the day-to-day management of the Fund’s portfolio are B. Scott Minerd, Chief Investment Officer and Chief Executive Officer, Anne Bookwalter Walsh, Senior Managing Director, and James Michal, Director.

The following information is inserted immediately following the current information provided in the “Portfolio Management – Other Accounts Managed by the Portfolio Managers” section of the Statement of Additional Information:

The following table sets forth information about funds and accounts (other than the Fund) for which Mr. Michal is primarily responsible for the day-to-day portfolio management as of December 31, 2012.

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$790.4 million	1	$75.5 million
Other pooled investment vehicles	1	$ 1.94 billion	1	$1.94 billion
Other accounts	11	$ 2.17 billion	1	$469.7 million

The following information is inserted immediately following the current information provided in the “Portfolio Management – Securities Ownership of the Portfolio Manager” section of the Statement of Additional Information:

As of December 31, 2012, the dollar range of equity securities of the Fund beneficially owned by the portfolio manager is shown below:

James Michal:                                none

For a complete description of the offer and sale of the Common Shares please review this Supplement, the Prospectus Supplement and the Prospectus in their entirety.

Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 51 of the Prospectus. You should consider carefully these risks together with all of the other information contained in this Supplement, the Prospectus Supplement and the Prospectus before making a decision to purchase Common Shares.